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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 10549

                                    FORM 8-A

                For registration of certain classes of securities
                     pursuant to Section 12(b) or (g) of the

                         Securities Exchange Act of 1934


                       Registrant as specified in Charter:
                           CAP ROCK ENERGY CORPORATION

State of incorporation or organization:     IRS Employer Identification Number:

            TEXAS                                       75-2794300


Address of principal executive offices:                 Zip Code:

         550 WEST WALL STREET                             79701
               SUITE 400
            MIDLAND, TEXAS


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:       Name of  each  Exchange on which
                                               each class is to be registered:
         COMMON STOCK
       (PAR VALUE $.01)                        AMERICAN STOCK EXCHANGE

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
                                                                           [ X ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
                                                                           [   ]

Securities Act registration statement file number to which this form relates: 333-53112
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Securities to be registered pursuant to Section 12(g) of the Act:    NONE
                                                                   --------

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INFORMATION REQUIRED IN REGISTRATION STATEMENT:

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information set forth under the heading "Description of Capital Stock" in the prospectus that is a part of the Registration Statement on Form S-1 filed by the Registrant on January 2, 2001, as amended, (Registration No. 333-53112), is hereby incorporated by reference.

Item 2.  EXHIBITS

         The exhibits filed as part of the Registration Statement on Form S-1 filed by the Registrant on January 2, 2001, as amended, (Registration No. 333-53112), are hereby incorporated by reference.

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SIGNATURE:

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                          CAP ROCK ENERGY CORPORATION


                          By:    / s / Lee D. Atkins
                             ----------------------------------------
                               Lee D. Atkins
                               Senior Vice President and Chief Financial Officer


Date:          MARCH 12, 2002
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